Sale of Assets	12 Months Ended
Mar. 31, 2018
Disclosure Of Sale Of Assets [Abstract]
Sale of assets
4.	Sale of assets:

On August 7, 2017, Neptune and Aker BioMarine Antarctic AS (“Aker BioMarine”) concluded an agreement whereby Aker BioMarine acquired Neptune’s intellectual property, list of customers and krill oil inventory for a cash consideration of $43,075,587 (US$34 million) paid at closing. Under this agreement, Neptune exits bulk krill oil manufacturing and distribution activities and Aker BioMarine becomes exclusive krill oil supplier to Neptune’s solutions business. An amount of $11,175,466 of such proceeds was used for debt reimbursement and to pay the penalty on early repayment of $263,483 concurrent with the sale transaction and an additional $2,391,673 of debt was repaid on October 6, 2017.

The assets sold were included in the Nutraceutical segment. The disposal of the krill oil manufacturing and distribution activities allows the Corporation to accelerate its efforts to position the Corporation in attractive growth opportunities and product lines such as the medical and wellness cannabis oil extraction project, in line with its growth strategy. The krill oil manufacturing and distribution sales were $3.2 million during the year ended March 31, 2018 ($21.5 million for the thirteen-month period ended March 31, 2017) and the gross margin, excluding the impairment loss on inventories of $2.4 million, was $1.2 million during the year ended March 31, 2018 ($6.2 million for the thirteen-month period ended March 31, 2017).

The Sherbrooke facility was not part of the transaction and it will be used for the development of unique extractions targeted towards high potential growth segments such as the cannabis industry. A large number of our employees saw their employment end as part of this transaction. A small team of people continues to work on special projects including the medical and wellness cannabis project at the facility as well as activities relating to exiting the bulk krill oil business. As the Sherbrooke facility was not part of the transaction, it did not qualify as discontinued operations for accounting purposes. Furthermore, management assessed the recoverable amount of the Sherbrooke facility and no revaluation of the useful life and no impairment of the plant and related equipment were recorded for the year ended March 31, 2018.

The following table presents a reconciliation of the net gain on sale of assets for the year ended March 31, 2018 and the full impact of the sale transaction and concurrent debt reimbursements on the net income of the Corporation:

August 7, 2017

Total transaction proceeds	$43,075,587
Inventory sold	(11,185,572)
Net intangible assets sold	(5,791,710)
Write-off of assets, severance costs, transaction costs and costs for activities relating to exiting the bulk krill oil business (i)	(2,395,993)
Net gain on sale of assets as presented in the consolidated statement of earnings	$23,702,312

Impairment loss in inventories – presented in cost of sales (note 6)	(2,376,969)
Penalty on reimbursement, loss on financing fees and reversal of accretion from non-interest bearing debt reimbursed – presented in finance costs (note 16)	(920,429)
Total impact of the transaction on the net income before tax	$20,404,914

(i) Including non-cash write-off of assets of $554,044, employee severance of $1,063,790 and transaction costs of $497,811.